CHESAPEAKE UTILITIES CORPORATION Acquisition of Florida City Gas September 27, 2023 Exhibit 99.2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. One can typically identify forward-looking statements by the use of forward-looking words, such as “project,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “continue,” “potential,” “forecast” or other similar words, or future or conditional verbs such as “may,” “will,” “should,” “would” or “could.” These include statements regarding the benefits of the proposed acquisition and associated growth opportunities, anticipated future operating and financial performance and results, including estimates of earnings growth, EPS and EPS growth rate and capital expenditures, dividend growth, financing plans, the expected timing of the closing of the proposed acquisition, among others. These statements are based on our current intentions, plans, expectations, assumptions and beliefs. Forward-looking statements speak only as of the date they are made or as of the date indicated. These statements are subject to many risks and uncertainties, including, but not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the acquisition agreement; the failure to obtain applicable regulatory approval, including financing orders, in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of the Company to successfully integrate the business and achieve the expected operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts the Company’s current plans and operations; risks related to disruption of each company’s management’s time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or credit ratings; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company and Florida City Gas to continue to hire, train and retain appropriately qualified personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers; risks related to unpredictable and severe or catastrophic events or their impact on each company’s business, financial condition and results of operations; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Additional risk factors that may cause actual results or events to differ materially from those expressed in the forward-looking statements are described under “Safe Harbor for Forward-Looking Statements” and Item 1A, “Risk Factors” in our Annual Report on Form 10-K and in other reports that we have or may file with the Securities and Exchange Commission. In light of these risks, uncertainties, and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. You are cautioned not to place undue reliance on any forward-looking statements. No Offer of Securities This presentation is for informational purposes only and not intended to and does not constitute an offer to sell securities. No offer of securities shall be made except in accordance with applicable law. Forward Looking Statements

Chesapeake Utilities reached definitive agreement to acquire Florida City Gas (FCG) for $923 million. Immediately more than doubles CPK’s natural gas business in Florida, with additional future growth opportunities across CPK’s five growth platforms Supports and extends EPS growth rate of 8% or greater Increases five-year capital investment plan ~65% driven by increased scale and investment opportunities related to transaction Financing expected to include a balanced mix of equity and long-term debt to maintain our strong balance sheet Subject to Hart-Scott-Rodino Act waiting period and securing financing orders in Delaware and Maryland Closing expected in the fourth quarter 2023. Following close, FCG will be wholly owned subsidiary of Chesapeake Utilities Meets all of CPK’s acquisition criteria: Transaction Terms Transformative Acquisition Expected To Drive Significant Benefits To Key Stakeholders, Including Shareholders And Customers Capital Investment Opportunities Unlocks Opportunities Across Platforms Long-term Earnings Growth Efficiencies Financial Attributes Aligned Values Consistent Business Model Operational Excellence Constructive Regulatory Relations Strategic Attributes

Compelling Transaction Rationale Scale benefits from expected increases in regulated utility customers and net plant by 50% and 30%, respectively Efficiencies expected due to complementary operations CPK has core expertise across all facets of natural gas operations and strong relationships with regulators, legislators, communities and customers Enhances Scale and Efficiency CPK has extensive operational and regulatory expertise More than doubles CPK’s presence in FL - a high growth service area Florida is premier state for utility operations with a fast-growing population and economy, as well as a constructive and supportive regulatory environment Natural gas continues to be a preferred energy source with growing market demand Historically, FPU has achieved a 4%+ annual residential customer growth rate over the last 4 years Enhanced platform for growth: combination of natural gas systems and incremental capital investment opportunities across five growth platforms expected to drive growth and benefit all stakeholders Expands Platform in Florida High growth utility jurisdiction; gas system expansion opportunities Expands current guidance of EPS CAGR of 8%; achieves long-term EPS CAGR of ~8.5% Provides approximately $500 million of capex opportunities associated with FCG over the next five years Supports long-term dividend growth Balanced financing plan to ensure continued balance sheet strength Financial Benefits Builds on CPK’s track record of successful M&A

Transaction Consistent with our Drivers for Superior Performance TRACK RECORD ENERGIZED TEAM FINANCIAL DISCIPLINE PLATFORMS FOR GROWTH Proven track record of natural gas distribution M&A transactions Florida Public Utilities in 2009, Eastern Shore Gas (Sandpiper Energy) in 2013, Elkton Gas in 2020 – each facilitated additional growth opportunities FCG will build on the successes of previous utility acquisitions Leverages our core competencies, expertise, and community relationships Experienced management team supported by teams with expertise in M&A transactions and integration Adding FCG’s talented team members creates a stronger consolidated operation Transaction contributes to our financial objectives in support of increased shareholder value Long history of top-tier earnings growth driven by disciplined capital investments FCG’s profile supports and extends EPS growth rate of 8% or greater Transaction provides opportunities across each of our five platforms for growth Opportunities associated with FCG aligned with CPK’s growth priorities and proven expertise Approx. $500M in incremental investment opportunities across growth platforms over next five years

Florida City Gas: Attractive Rate Base in High Growth Market

FCG Overview

- Serves ~120,000 natural gas customers over 8 counties in Florida (Miami-Dade, Broward, Brevard, Palm Beach, Hendry, Martin, St. Lucie and Indian River)
- 3,800 miles of distribution main and 80 miles of transmission pipe
- Recently completed LNG facility in Homestead, Florida with 270,000 gallons of storage capacity and delivery capability of 10,000 dt/d

Most recent rate case completed on March 28, 2023 *Commission-approved outcome summary:*	
Rate Increase	*$23.3 million*
2023E Rate Base	*$487 million*
Allowed ROE	*8.5% - 10.5%*
% Common Equity	*52.56%*

Attractive Pro Forma Business

- Increased presence in urbanized, densely populated southeast region of Florida, including Miami
- Florida consolidated operations following the acquisition are expected to contribute approximately 60% of CPK's:
  - ✓ Operating income;
  - ✓ Utility net plant; and
  - ✓ Future capital investment plan (five years)
- Both companies recently completed rate cases, with 2024 as first full year permanent rates will be in effect
  - Combined rate increase of $40.5 million, with FPU rate increase representing $17.2 million
- Pro forma CPK regulated business mix expected to reach 87% (up from 81%), increasing our utility foundation while continuing to pursue higher returns in our non-regulated businesses

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Combined Florida Natural Gas Distribution Presence The Transaction Will More Than Double CPK’s Natural Gas Distribution Presence In Florida   Combined Florida Natural Gas Distribution Approved Rate Base (in millions) $454 $487 $941 Miles of Pipe 3,043 3,880 6,923 Counties Served 26 8 31 (3 counties overlap) Average Customers in 2022 93,402 117,752* 211,154 * FCG’s customer count has increased to approximately 120,000 as of signing

Rapid Growth in Florida Expected to Continue

- Florida is a premier state for utility operations, with a fast-growing population and economy, as well as a constructive and supportive regulatory environment
- Natural gas continues to be a preferred energy source for homes and businesses
- Gas distribution customer growth in Florida has significantly exceeded national averages

Florida's Strong Growth Advantage

Florida has a very strong GDP growth history and projected population growth suggests a continuation of that trend

Florida Historical GDP Growth



($ millions)
1,500,000
1,300,000
1,100,000
900,000
700,000
500,000
5.7% CAGR
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Florida's GDP growth outpaces the rest of the U.S., with an annual GDP growth of ~5.7% since 2011

Source: the Bureau of Economic Analysis

Forecasted Florida Population Growth

	Brevard	Indian River	Miami -Dade	St. Lucie	Florida
FC Pop. Growth by % from 2023-2050	20%	25%	15%	37%	24%



5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
2023
2025
2030
2040
2050

Source: Florida Demographic Estimating Conference, February 2023 and the University of Florida, Bureau of Economic and Business Research, Florida Population Studies, Volume 56, Bulletin 195, April 2023

CPK will be better positioned to provide service in many areas across the state of Florida, covering half of the top 10 most populous counties in Florida.

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Complementary Operations and Service Territories Acquisition Positions CPK to Capture Additional Growth Opportunities Within Florida Beyond Existing CPK Footprint Transaction Complementary to CPK’s Natural Gas Portfolio CPK has core experience and expertise in all facets of natural gas operations, regulatory, supply, business development and project execution Expansion opportunities into unserved and underserved communities throughout a widened service territory Natural Gas Distribution Customer Growth in Florida 2.7% Organic CAGR 2.3x Increase

Acquisition Enhances Growth Opportunities Across Platforms

Organic Growth:	• FCG continued organic utility growth, with contracted residential projects representing more than 12,000 homes • Approved cost recovery: ~$105M SAFE program approved and in process, with ~$205.5M proposal for continuation of the program through 2035 currently before the FL PSC
Gas Transmission:	• Various pipeline expansion opportunities to pursue • Opportunities to provide the connection between LNG production and the space launch industry
Propane Distribution:	• Potential opportunities for community gas systems in currently unserved communities where natural gas is not available (permanent or temporary solution)
Marlin Gas Services:	• Opportunities to provide interim services during expansion construction or during maintenance • Marlin CNG stations
Sustainable Investments:	• LNG, RNG interconnects and storage • Promotion of NG usage to free up by-products such as bagasse for green hydrogen production • Evaluate opportunities for fleet conversion to CNG / RNG

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Familiar Regulatory and Political Environment FPUC remains committed to its strong relationships throughout Florida with regulators, legislators, communities and customers Florida Has a Constructive and Supportive Regulatory Environment and is One of Four States Rated Above Average/2 or higher By S&P RRA

CPK’s Proven Track Record of Growth in Florida Total Investment Growth Net Income Growth CPK Portfolio of Businesses in Florida 13.8% Organic CAGR 11.0% Organic CAGR

CPK’s Proven Track Record of Growth in Florida From a $125 million investment in 2009, the CPK-FPU merger paved the way for not only natural gas distribution expansion, but also for related new business operations in Florida Florida Investment – 2022 compared to 2010 ($ millions) * CPK’s first dairy manure RNG facility at Full Circle Dairy in Florida’s Madison County is currently under construction. Investment Type Commentary Change in Investment (2010-2022) Gas Distribution Expansion into new areas such as Nassau County as well as reliability and infrastructure investments + $279 million Gas Transmission Peninsula Pipeline Company links interstate pipelines to local distribution systems, industrial customers and power generation facilities + $114 million Electric Distribution Electric distribution operations in the northeast and northwest of Florida + $109 million Virtual Pipeline Solutions Capturing opportunities for mobile fuel and virtual pipeline solutions throughout North America + $44 million CHP CPK’s flagship CHP, Eight Flags, was built to address a customer’s need, and today benefits multiple parts of our business + $30 million Propane Smaller acquisitions; expanding to new areas through community gas systems; Autogas expansion + $3 million Sustainable Investments Waste-to-energy production facilities and associated infrastructure Construction underway* Approx. $580M in Investment 13.8% CAGR

Capital Expenditure Guidance Update

$1.5-$1.8 Billion 5-year Capital Investment Plan (2024-2028), a ~65% Increase from Previous Plan


New Guidance
2024-2028
$1.5B-$1.8B
New 5-year plan: $1.5B to $1.8B (2024-2028)
~65% Increase
Previous Guidance
2021-2022
$369M
2023-2025
$531M-$731M
Prior 5-year plan: $900M to $1.1B (2021-2025)

Key Drivers of Increased Investment Plan

- Investment in distribution systems to serve growing customer base and ensure reliability
- Investment in related infrastructure, including gas transmission that supports the utility systems
- Increase in capital investment projections for CPK's legacy businesses

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Track Record of Growing Capital Expenditures Amounts in chart reflected in millions. Long Track Record of Successfully Growing Capital Investment Plan ~$50M/ yr avg. ~$75-$100M/yr avg. ~$150-$250M/yr avg. ~$300-$360M/yr run rate ($1.5-$1.8 bn 5-yr plan) FCG

Extending Earnings Growth Projections CPK Guidance – Low Range CPK Guidance – High Range CPK Guidance – Low Range CPK Guidance – High Range Expected CAGR of 8.5% Earnings Per Share Growth Guidance Extended through 2028* * Diluted Earnings Per Share Growth from Continuing Operations Expected CAGR of ~8%

Capital Structure and Financing Plan Maintaining a Strong Balance Sheet is a Priority 1 The expected financing plan is subject to market conditions. These statements do not constitute an offer to sell securities. Any such offering will be conducted pursuant to applicable law. CPK Capital Structure as of June 30, 2023 ($ thousands) Concurrent with signing of the purchase agreement CPK obtained committed financing from Barclays to the fund the purchase price Balanced financing plan1 is expected to consist of equity and long-term debt to maintain our strong balance sheet: ~$400 million equity ~$550 million long-term debt Financing plan consistent with investment grade ratings profile Financing Plan

Enhances CPK’s Investment Proposition Transaction is a strong strategic fit; consistent with Chesapeake's historical M&A approach and demonstrated track record Supports and extends EPS growth rate of 8% or greater; increases five-year capital investment plan ~65% More than doubles Chesapeake's operations in Florida, a premier utility jurisdiction Enhances scale and efficiencies, with attractive investment opportunities across all five growth platforms Expansion opportunities in unserved & underserved communities in widened service territory expected to drive shareholder value